OTHER LONG-TERM ASSETS	12 Months Ended
Dec. 31, 2020
Intangible Assets, Net (Excluding Goodwill) [Abstract]
OTHER LONG-TERM ASSETS	OTHER LONG-TERM ASSETS

at December 31	2020	2019
(millions of Canadian $)

Capital projects in development	231	1,715
Employee post-retirement benefits (Note 24)	207	162
Long-term contract assets (Note 5)	192	102
Deferred income tax assets (Note 17)	177	37
Fair value of derivative contracts (Note 25)	41	7
Other	131	145
	979	2,168
Capital Projects in Development
Keystone XL
On March 31, 2020, TC Energy announced that it would proceed with construction of the Keystone XL pipeline and, as a result, $1.7 billion of related capitalized development costs were transferred to Plant, property and equipment. At December 31, 2019, the amount included in Capital projects in development for this project was $1.5 billion.
Reimbursement of Coastal GasLink pipeline project costs
In November 2018, in accordance with provisions in the agreements with the LNG Canada joint venture participants, all five parties elected to collectively reimburse TC Energy $470 million representing costs incurred prior to receiving the Final Investment Decision (FID) on the Coastal GasLink pipeline project (Coastal GasLink). These payments were recorded as a reduction of the carrying value of Coastal GasLink costs which, subsequent to the FID, were reported in Plant, property and equipment until the sale of a 65 per cent equity interest in Coastal GasLink LP on May 22, 2020, at which point TC Energy's remaining investment was recorded in Equity investments. Refer to Note 27, Acquisitions and dispositions, for additional information.